Filed Pursuant to Rule 497(d)
File No. 333-156464
SUPPLEMENT DATED APRIL 22, 2009
TO THE
PROXY STATEMENT/PROSPECTUS DATED MARCH 5, 2009
OF
Highland Distressed Opportunities, Inc.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
Special Meeting of Stockholders to be held May 27, 2009
April 22, 2009
Dear Stockholder:
          A new special stockholders’ meeting relating to the merger of Highland Distressed Opportunities, Inc. into Highland Credit Strategies Fund has been scheduled for May 27, 2009. The new meeting has been scheduled because we recently learned of an issue with respect to the record date set for the originally scheduled April 9, 2009 meeting. The record date for the new meeting will be the close of business on April 21, 2009.
          We are sending to you the combined Proxy Statement and Prospectus dated March 5, 2009 (“Proxy Statement/Prospectus”) that was originally circulated in connection with the April 9, 2009 meeting, together with a supplement to the Proxy Statement/Prospectus and a new proxy card. ANY previously submitted PROXY CARD is INVALID, so please use the NEW PROXY CARD to make sure that YOUR VOTE is counted. PLEASE COMPLETE, SIGN, DATE AND RETURN THE NEW PROXY CARD PROMPTLY so that a quorum will be present and your shares may be voted.
          Although the stockholders who previously submitted proxies voted overwhelmingly (over 95%) in favor of the proposed merger, the Board of Directors decided that it would be prudent to reset the record date and meeting date and re-solicit proxies. There are no new proposals for your consideration. However, as described in the supplement, modifications have been made to certain information presented in the Proxy Statement/Prospectus, and an updated form of the Agreement and Plan of Merger and Liquidation (the “Agreement”) is attached as Annex A to the supplement. Except as modified by the supplement, the Proxy Statement/Prospectus remains the same.
          After careful consideration, the Board of Directors continues to unanimously recommend that you support the reorganization and vote “FOR” the proposed Agreement.
          We apologize for any inconvenience to those of you who may be receiving this solicitation for a second time. If you have any questions call our proxy solicitor at (866) 387-9392. Thank you for your support.
Sincerely,
R. Joseph Dougherty
Director
Highland Distressed Opportunities, Inc.

Highland Distressed Opportunities, Inc.
(the “Acquired Fund”)
NOTICE OF NEW SPECIAL MEETING OF STOCKHOLDERS
MAY 27, 2009
To the stockholders of the Acquired Fund:
          Notice is hereby given that the new special meeting of stockholders of the Acquired Fund has been scheduled and will be held at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, TX 75240, at 8:00 a.m. Central Time on May 27, 2009. The new meeting will be for substantially the same purposes as the originally scheduled meeting, which are to consider the following:
      1. A proposal to approve an Agreement and Plan of Merger and Liquidation among Highland Distressed Opportunities, Inc. (the “Acquired Fund”), Highland Credit Strategies Fund (the “Acquiring Fund”) and HCF Acquisition LLC, a wholly owned subsidiary of the Acquiring Fund (“Merger Sub”), pursuant to which the Acquired Fund will merge with and into Merger Sub (the “Merger”) with Merger Sub being the surviving entity and the common stockholders of Acquired Fund receiving shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares); promptly after the Merger, Merger Sub will distribute its assets to Acquiring Fund and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). Immediately after the Reorganization, the Acquired Fund will withdraw its election to be regulated as a business development company (by approving the Reorganization, a stockholder is also approving this withdrawal).
      2. Any other business that may properly come before the meeting and at any adjournments or postponements thereof.
          Stockholders of record as of the close of business on April 21, 2009, are entitled to vote at the meeting and at any adjournments or postponements thereof. Stockholders of the Acquired Fund are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law in connection with the Reorganization. However, it is a condition to closing that there have been no demands for appraisal made or that the Board of Directors/Trustees of both the Acquired Fund and Acquiring Fund in its sole discretion has determined to continue the Reorganization notwithstanding such demands.
          Your attention is called to the accompanying supplement and Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and your shares may be voted. You may also submit your proxy by telephone, through the Internet or by fax by following the instructions on the proxy card. Previously submitted proxy cards are invalid, SO EVEN IF YOU PREVIOUSLY VOTED, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. If you are present at the meeting, you may change your vote, if desired, at that time.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE, THROUGH THE INTERNET OR BY FAX. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY CALLING OR FAXING TO THE NUMBER ON THE PROXY CARD. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.
By order of the Board of Directors,
M. Jason Blackburn
Secretary
Dated: April 22, 2009

SUPPLEMENT DATED APRIL 22, 2009
TO THE
PROXY STATEMENT/PROSPECTUS DATED MARCH 5, 2009
OF
Highland Distressed Opportunities, Inc.
          The following information supplements the combined Proxy Statement and Prospectus, dated March 5, 2009 (the “Proxy Statement/Prospectus”), furnished to stockholders of Highland Distressed Opportunities, Inc. (the “Acquired Fund”) relating to the adoption of an Agreement and Plan of Merger and Liquidation (the “Agreement”). The Agreement provides for the merger of Acquired Fund with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company that is a wholly owned subsidiary of Highland Credit Strategies Fund (the “Acquiring Fund” and together with Acquired Fund, the “Funds”) (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares). Promptly after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). It is expected that the liquidation and dissolution of Merger Sub will occur promptly after the effective time of the Merger. As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Acquiring Fund.
          We recently learned that there was an issue with respect to the record date set for the original meeting scheduled for April 9, 2009 in that the meeting date was not within the period required under the Delaware corporate law provisions governing the number of days between the record date and the meeting date. As a result, the Board of Directors decided that it would be prudent to reset the record date and meeting date and re-solicit proxies. Stockholders who had submitted proxies had voted overwhelmingly (over 95%) in favor of the Reorganization, although there can be no assurances that stockholders will vote in favor of the Reorganization at the new meeting. The Board of Directors of the Acquired Fund has set the new special meeting for May 27, 2009 and fixed a new record date of April 21, 2009. The meeting will be held at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, TX 75240 at 8:00 a.m. Central Time. Proxies are being solicited for the May 27, 2009 meeting and for any adjournments or postponements thereof.
          There are no new proposals for your consideration. However, as described in this supplement, modifications have been made to certain information presented in the Proxy Statement/Prospectus and an updated form of the Agreement is attached as Annex A to this supplement. Except as modified by this supplement, the Proxy Statement/Prospectus remains the same. Previously submitted proxy cards are invalid. You must submit the PROXY CARD enclosed with this supplement to vote your shares. Even if you have previously submitted a proxy card sent to you, you must submit the proxy card enclosed with this supplement in order for your vote to count.
          Only stockholders of record as of the close of business on April 21, 2009, are entitled to receive notice of and to vote at the new special meeting and any adjournments or postponements thereof. There were 17,716,771 shares of common stock of the Acquired Fund outstanding as of April 21, 2009. This supplement is being mailed commencing on or about April 24, 2009.
          This supplement is intended to be read in conjunction with the Proxy Statement/Prospectus, as supplemented by this supplement and therefore does not contain all of the information that may be important to you in deciding how to vote. We urge you to read this supplement carefully in its entirety. We also urge you, if you have not done so already, to read the Prospectus/Proxy Statement, dated March 5, 2009, which is being sent with this supplement, carefully and in its entirety. To the extent information in this supplement differs from, updates or conflicts with information contained in the Proxy Statement/Prospectus, the information in this supplement is the more current information.

Where to Get More Information

The Proxy Statement/Prospectus, this supplement and a Statement of Additional Information dated March 5, 2009, which relates to the Proxy Statement/Prospectus and this supplement and the Reorganization, has been filed with the SEC and contains additional information about the Acquired Fund and the Acquiring Fund, and the annual report on Form 10-K of the Acquired Fund for the fiscal year ended December 31, 2008 has been filed with the SEC and contains additional information about the Acquired Fund.
You may access the Proxy Statement/Prospectus, this supplement, the Statement of Additional Information and the Acquired Fund’s most recent annual report on Form 10-K free of charge with the SEC at www.sec.gov or available at no charge by calling our toll free number: 877-247-1888 for the Acquired Fund and 877-665-1287 for the Acquiring Fund or by writing to either Fund at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240. The Statement of Additional Information and the Acquired Fund’s annual report on Form 10-K are incorporated by reference into (and therefore legally part of) the Proxy Statement/Prospectus.

To ask questions about this supplement call the proxy solicitor at (866) 387-9392.
     Shares of the Acquiring Fund have not been approved or disapproved by the SEC. The SEC has not passed upon the accuracy or adequacy of this supplement or the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
     Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
I.	Revisions to Record Date, Meeting Date and Meeting Place
          All references in the Proxy Statement/Prospectus to the record date, meeting date and meeting place are superseded by this supplement. The record date is April 21, 2009, the meeting date is May 27, 2009 and the meeting place will be the same, The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, TX 75240 at 8:00 a.m. Central Time. The Reorganization (as defined below) is still expected to occur in the second quarter of 2009.
II.	Update and Revisions to Questions and Answers
Q:	WHY ARE YOU SENDING ME THIS SUPPLEMENT TO THE PROXY STATEMENT/ PROSPECTUS?

A:	We are sending you this supplement to the Proxy Statement/Prospectus because we recently learned that there was an issue with respect to the record date set for the original meeting scheduled for April 9, 2009. The Board of Directors decided that it would be prudent to reset the record date and meeting date and re-solicit proxies. Because of the new record date we are re-circulating the Proxy Statement/Prospectus, as well as this supplement and a new proxy card.

Q:	WHAT INFORMATION IS BEING MODIFIED BY THIS SUPPLEMENT?

A:	There are no new proposals for your consideration. This supplement provides information with respect to the new record date, meeting date and the meeting place and updates the Proxy Statement/Prospectus regarding certain other matters. In addition, an updated form of the Agreement is attached as Annex A to this supplement. Except as modified by this supplement, the Proxy Statement/Prospectus remains the same.

Q:	DOES THE BOARD OF DIRECTORS STILL RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE REORGANIZATION?

A:	Yes. The Board of Directors of the Acquired Fund continues to believe that the Reorganization is in the best interests of the Acquired Fund and its stockholders and continues to unanimously recommend that stockholders vote FOR the Reorganization.

Q:	WHAT SHOULD I DO IF I ALREADY VOTED USING THE PROXY CARD YOU SENT ME EARLIER?

A:	First, carefully read this supplement, including Annex A, and the Proxy Statement/Prospectus. It is necessary that you submit a new proxy card by mail or submit your proxy by telephone, fax or through the Internet or attend the meeting in person. Please complete, sign and date the enclosed proxy card and return it in the accompanying prepaid envelope or submit your proxy by telephone, fax or through the Internet by following the instructions on your proxy card to ensure that your shares will be represented at the special meeting. ANY previously submitted PROXY CARD is INVALID, so please use the NEW PROXY CARD to make sure that YOUR VOTE is counted.

Q:	WILL THE REORGANIZATION WORK THE SAME WAY AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS?

A:	Yes. The Reorganization will be accomplished in the same manner as described in the Proxy Statement/Prospectus. You will receive common shares of the Acquiring Fund (and cash in lieu of fractional shares), the aggregate net asset value equal of which will equal the aggregate net asset value, taking into account the Acquired Fund’s proportionate share of the costs of the Reorganization, of the common stock you held immediately prior to the Reorganization. The Reorganization is still intended to be a tax-free reorganization for U.S. federal income tax purposes. See “How the Reorganization Will Work” and “Description of the Reorganization” in the Proxy Statement/Prospectus.

Q:	HAVE MY DIVIDENDS BEEN AFFECTED BY THE PROPOSED REORGANIZATION?

A:	As a common stockholder of the Acquired Fund, you receive distributions, which may contain returns of capital, on a quarterly basis. As shareholders of Highland Credit Strategies Fund (the “Acquiring Fund”), you will receive distributions, which may contain returns of capital, on a monthly basis. The rate of a Fund’s distribution may vary from one distribution to another. The distribution is not guaranteed and may be reduced or eliminated. The Acquired Fund did not make a distribution at the end of the first quarter of 2009 in anticipation of the closing of the Reorganization. However, the Acquired Fund will distribute substantially all of its income for the year up to the date of the Reorganization to its stockholders as part of the Reorganization.

Q:	WILL STOCKHOLDERS/SHAREHOLDERS BEAR THE COSTS OF PRINTING AND MAILING THIS SUPPLEMENT AND THE COSTS OF THE ADDITIONAL SOLICITATION?

A:	No. The costs of the printing and mailing of this supplement and the costs of the additional solicitation will not be borne by the Funds or their stockholders/shareholders.
III.	Revisions to Information Regarding the Formation of Merger Sub
           Merger Sub will be formed prior to the execution of the Agreement and thus in advance of the special meeting. Therefore, all information in the Proxy Statement/Prospectus to the contrary is superseded to indicate that Merger Sub will be formed prior to the execution of the Agreement. However, Merger Sub will not conduct any business prior to the effective date of the Merger and will have no assets, liabilities or obligations of any nature other than those incident to its formation.

IV.	Update Regarding the Funds’ Credit Facilities
          The Acquired Fund and Acquiring Fund have continued to reduce their leverage over the first quarter of 2009 by using excess funds generated in the course of each Fund’s operations to reduce outstanding borrowing under their respective credit facilities. As of March 31, 2009, leverage as a percentage of total assets of the Acquired Fund and the Acquiring Fund was 10.7% and 24.4%, respectively. At March 31, 2009, the Acquired Fund and the Acquiring Fund had $6.5 million and $108 million, respectively, in borrowings outstanding. In addition, on April 14, 2009, the Acquired Fund reduced the total amount it can borrow under its credit facility to $10 million, which also reduced the commitment fees payable under its credit facility. The Acquired Fund expects to pay down its borrowings prior to the effective time of the Merger. The maturity date of the Acquired Fund’s credit facility is May 29, 2009. If the Merger is not completed by that date, there can be no assurances that the credit facility will be extended, or that the terms of any such extension will be favorable to the Acquired Fund.
V.	Updates to “Rationale for the Reorganization” and “Description of the Reorganization — Reasons for the Proposed Reorganization” sections
          The following sentence is added to the last bullet entitled Shareholders’ Ability to Margin under the “Rationale for the Reorganization” and “Description of the Reorganization — Reasons for the Proposed Reorganization” sections:
           The Acquiring Fund continues to trade at less than $5.00 per share.
          The following paragraph is added at the end of the “Rationale for the Reorganization” and “Description of the Reorganization — Reasons for the Proposed Reorganization” sections:
           The Boards of Directors/Trustees (the “Boards”) of the Funds met on April 14, 2009 to set a new record date and meeting date relating to the Reorganization. At this meeting the Boards also reconsidered the factors reviewed at previous meetings at which the Boards considered, and eventually approved, the Reorganization. The Board of the Acquired Fund reviewed various information, including any material changes to the previously presented information and the updated information provided in the supplement. Following its review, the Board of the Acquired Fund concluded that the Reorganization continues to be in the best interests of the Acquired Fund and its shareholders. Therefore, the Board of the Acquired Fund continues to unanimously recommend that stockholders vote FOR the Reorganization.
VI.	Update to “Additional Information Related to the Reorganization of the Acquired Fund - Information About the Funds — Common Share Price Data” section
Acquiring Fund
          The following information regarding the first quarter of 2009 is added to the end of the table on page 36 for the Acquiring Fund.

					Premium/(Discount) as a %
	Market price		Net asset value per share		Of net asset value
Quarter	High	Low	High	Low	High	Low
1st Quarter 2009	$6.16	$4.50	$6.74	$6.15	(8.6)%	(26.8)%

Acquired Fund
          The following information regarding the first quarter of 2009 is added to the end of the table on page 37 for the Acquired Fund.

				Premium/(Discount) as a %
	Market price			of net asset value
Quarter	High	Low	Net asset value per share (1)	High	Low
1st Quarter 2009	$2.80	$1.90	$3.07	(8.8)%	(38.1)%

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.
VII.	Update to “Additional Information Related to the Reorganization of the Acquired Fund — Past Performance of Each Fund” section
          The table below contains more recent information to be included in the “Additional Information Related to the Reorganization of the Acquired Fund — Past Performance of Each Fund” section by providing updated year-to-date, one year and since inception of the Acquired Fund performance information:

	Acquired Fund		Acquiring Fund
As of March 31, 2009	NAV*	Market Price	NAV*	Market Price
Year-to-Date	(10.23%)	(7.44%)	(2.46%)	(14.14%)
1 year	(58.22%)	(68.05%)	(50.40%)	(57.42%)
Since Inception of Acquired Fund	(47.01%)	(57.42%)	(35.56%)	(43.89%)

*	Net Asset Values (NAV) are based on estimates for March 31, 2009. Actual NAVs, when finally determined, may be higher or lower than those shown, which would change the performance shown in the table for a Fund.
VIII.	Update to information regarding expenses of the Reorganization
          The costs of printing and mailing this supplement and the costs of the additional solicitation will not be borne by the Funds or their stockholders/shareholders.
IX.	Revisions to Appendix A to the Proxy Statement/Prospectus
          The text of Appendix A to the Proxy Statement/Prospectus (the Agreement and Plan of Merger and Liquidation) is hereby modified and supplemented as set forth in Annex A, which contains the final form of the Agreement and Plan of Merger and Liquidation.
X.	Update to Appendix C to the Proxy Statement/Prospectus
          To the knowledge of management of the Funds and the Boards of Directors/Trustees, there are no stockholder(s)/shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, that beneficially owned, or were owners of record of, more than 5% of the Acquired Fund’s or Acquiring Fund’s outstanding shares as of April 21, 2009, other than as disclosed in Appendix C to the Proxy Statement/Prospectus.

The Board of Directors of the Acquired Fund unanimously recommends that you vote the proxy card FOR the Acquired Fund’s proposed Reorganization.

Annex A
FORM OF AGREEMENT AND PLAN OF MERGER AND LIQUIDATION
This Agreement and Plan of Merger and Liquidation (the “Agreement”) is made as of ___, 2009 in Dallas, Texas, by and among Highland Credit Strategies Fund, a Delaware statutory trust (“Acquiring Fund”), Highland Distressed Opportunities, Inc., a Delaware corporation (“Acquired Fund”), and HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of Acquiring Fund. Each of the Acquired Fund and Acquiring Fund is sometimes hereinafter referred to as a “Fund” or, together, the “Funds”.
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Sections 362, 368 and 381 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder, and the parties intend, for U.S. federal income tax purposes, that the Merger and Liquidation (each, as defined below) together be treated as a reorganization under Section 368(a) of the Code.
The reorganization will consist of the merger (the “Merger”) of Acquired Fund with and into Merger Sub in which Merger Sub will be the surviving entity and pursuant to which common stockholders of Acquired Fund will receive full shares of beneficial interest of Acquiring Fund (the “Merger Shares”) (and cash in lieu of fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund on the Valuation Date (as defined below) less the value of the liabilities of the Acquired Fund on the Valuation Date. Before the Closing Date (as defined below), Acquired Fund will declare and pay to its stockholders a dividend or dividends in an amount such that it will have distributed (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) net capital gains, all as described in Section 8(l) hereof. No certificates representing the Merger Shares will be issued. Promptly after the Merger, Merger Sub will distribute all of its assets to Acquiring Fund, and Acquiring Fund will assume all liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Liquidation”).
WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. §18-101, et seq. (the “LLC Act”), and Section 264 of the General Corporation Law of the State of Delaware, 8 Del. C. § 101, et seq. (the “DGCL”) authorize the merger of a Delaware corporation with and into a Delaware limited liability company; and
WHEREAS, the Board of Trustees of Acquiring Fund has determined that the Merger and the Liquidation of Merger Sub as contemplated hereby are in the best interests of Acquiring Fund and its shareholders and that the interests of the existing shareholders of Acquiring Fund will not be diluted as a result of this transaction; and
WHEREAS, the Board of Directors of Acquired Fund has determined that the Merger is in the best interests of Acquired Fund and its stockholders and that the interests of the existing stockholders of Acquired Fund will not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	Merger and Liquidation.
(a)	Subject to the requisite approval of the stockholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its stockholders (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) net capital gains, all as described in Section 8(l) hereof), at the Effective Time (as defined below in Section 3) Acquired Fund shall be merged with and into Merger Sub and the separate corporate existence of Acquired Fund shall thereupon cease. Merger Sub shall be the surviving company in the Merger (sometimes hereinafter referred to as the “Surviving Company”) in accordance with Section 18-209 of the LLC Act and Section 264 of the DGCL, and the separate limited liability company existence of Merger Sub with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the LLC Act and the DGCL.

(b)	At the Effective Time, as a result of the Merger and without any action on the part of the holder of any stock of Acquired Fund:
(i)	Each share of common stock of Acquired Fund (the “Acquired Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into, and become exchangeable for, the right to receive the number of Merger Shares (and cash in lieu of fractional Merger Shares) provided for in Section 2.

(ii)	Certificates representing interests in shares of Acquired Common Stock will represent the right to receive a number of Merger Shares (and cash in lieu of fractional Merger Shares) after the Effective Time, as determined in accordance with Section 2. Acquiring Fund shall not issue certificates representing Merger Shares in connection with such exchange.

(iii)	The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the issued and outstanding membership interests of the Surviving Company.
(c)	The certificate of formation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of formation of the Surviving Company (the “Certificate of Formation”), unless and until amended in accordance with its terms and applicable law. The limited liability company agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the limited liability company agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(d)	At the Effective Time, Merger Sub shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of Acquired Fund, and all of the assets and property of whatever kind and character of Acquired Fund shall vest in Merger Sub without further act or deed; thereafter, Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of Acquired Fund, and any claim or judgment against Acquired Fund may be enforced against Merger Sub, as the Surviving Company, in accordance with Section 18-209 of the LLC Act and Section 259 of the DGCL.

(e)	All Merger Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and, whenever a dividend or other distribution is declared by Acquiring Fund in respect of the Merger Shares, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all Merger Shares issuable pursuant to this Agreement.

(f)	From and after the Effective Time, there shall be no transfers on the stock transfer books of the Acquired Fund of the shares of Acquired Common Stock that were outstanding immediately prior to the Effective Time.

(g)	In accordance with Section 262 of the DGCL, appraisal rights shall be available to holders of shares of Acquired Common Stock in connection with the Merger.

(h)	As soon as is reasonably practicable after the Effective Time, Merger Sub shall be dissolved and Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to Acquiring Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub. As soon as reasonably practicable after such assumption by Acquiring Fund of Merger Sub’s liabilities and obligations and such distribution of Merger Sub’s assets to Acquiring Fund, and after the taking of all other actions required under the laws of the State of Delaware and the Certificate of Formation and LLC Agreement of Merger Sub

in connection with the dissolution and termination of Merger Sub, Merger Sub shall prepare, execute and file a Certificate of Cancellation with the Secretary of State of the State of Delaware, and elsewhere as may be necessary or appropriate, and such other documents as may be required to dissolve and terminate Merger Sub.

(i)	As soon as practicable following the requisite approval of the stockholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. Such liquidation will be substantially completed before the Closing Date, unless otherwise agreed by Acquired Fund and Acquiring Fund. Notwithstanding the foregoing, nothing in this paragraph (i) will require Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the Merger and Liquidation (collectively, a reorganization under the Code) or would violate Acquired Fund’s fiduciary duty to its shareholders.
2.	Closing Date; Valuation Date.
(a)	The net asset value of the Merger Shares (and cash paid in lieu of fractional Merger Shares), the value of the assets of Acquired Fund and the value of the liabilities of Acquired Fund will in each case be determined as of the Valuation Date.

(b)	The net asset value of the Merger Shares (and cash paid in lieu of fractional Merger Shares) and the value of the assets and liabilities of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to valuation procedures customarily used by Acquiring Fund in determining the net asset value of Acquiring Fund’s shares of beneficial interest, and a record of such determination will be maintained by the Acquired Fund.

(c)	The Acquired Common Stock will be converted into, and become exchangeable for, the right to receive the number of Merger Shares (as described in Section 1(b) above) determined by dividing the net assets per share of Acquired Fund, computed in the manner and as of the time and date set forth in this Section 2, by the net asset value of one Merger Share, computed in the manner and as of the time and date set forth in this Section 2. If based on this calculation, a stockholder of Acquired Common Stock would be entitled to receive fractional Merger Shares, that stockholder will instead receive cash in lieu of those fractional Merger Shares equal to the product of the number of fractional Merger Shares (rounded to the nearest ten thousandths) to which the stockholder is entitled and the net asset value of one Merger Share as described in the immediately preceding sentence.

(d)	The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e)	With respect to any Acquired Fund stockholder holding Acquired Fund share certificates as of the Closing Date, Acquiring Fund will not permit such stockholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such stockholder), receive certificates representing the Merger Shares or pledge such Merger Shares until such stockholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen or destroyed certificates, posted adequate bond. In the event that a stockholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election that the stockholder made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the stockholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f)	The Valuation Date will be 4:00 p.m. New York Time on the Closing Date (the “Valuation Date”).

3.	Closing and Closing Date.
(a)	The Closing Date of the Merger (the “Closing Date”) shall be such date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Ropes & Gray LLP, located at One International Place, Boston, MA 02110 or at such other time and/or place as the parties may agree. As soon as practicable following the Closing, Acquired Fund and Acquiring Fund will cause the Certificate of Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as required by the DGCL and the LLC Act. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later time as may be provided for in the Certificate of Merger (the “Effective Time”).

(b)	In the event that on the Valuation Date (i) the primary trading market for portfolio securities of the Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted or (ii) trading or the reporting of trading shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	Expenses, fees, etc.
(a)	All fees and expenses, including legal and accounting expenses, filing fees, proxy materials and proxy solicitation with respect to Acquired Fund, the costs of liquidating before the Closing Date portfolio securities of Acquired Fund to the extent required under Section 1(i), portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund, Merger Sub and Acquiring Fund of the transactions contemplated by this Agreement (collectively, the “Expenses”) will be borne by Acquired Fund and Acquiring Fund (for itself and Merger Sub) in proportion to their respective net assets determined at the Valuation Date; provided, however, that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the transactions from qualifying as a tax-free reorganization under the Code.

(b)	In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s or Merger Sub’s obligations referred to in Section 8 (except subsection 8(a)(ii))) or (ii) the non-fulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9 (except subsection 9(a)(ii)), Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c)	In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9 (except subsection 9(a)(ii))) or (ii) the non-fulfillment or failure of any condition to Acquiring Fund’s or Merger Sub’s obligations referred to in Section 8 (except subsection 8(a)(ii)), Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund and/or Merger Sub in connection with such transactions, including without limitation legal, accounting and filing fees.

(d)	In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the non-fulfillment or failure of any condition to Acquiring Fund’s, Merger Sub’s or Acquired Fund’s obligations referred to in Section 8 (except subsection 8(a)(ii)) or Section 9 (except subsection 9(a)(ii)) of this Agreement, then each of Acquiring Fund (for itself and Merger Sub) and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.
5.	Representations and warranties of Acquiring Fund and Merger Sub.

Acquiring Fund and Merger Sub represent and warrant to and agree with Acquired Fund that (except as disclosed to Acquired Fund):
(a)	Acquiring Fund is a statutory trust duly established, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is duly qualified or licensed to do business as a foreign association and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Merger Sub is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.

(c)	Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(d)	Merger Sub will file prior to the Closing Date an election under the 1940 Act to be regulated as a business development company, and such election will not be revoked or rescinded and will be in full force and effect.

(e)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm, have been furnished to Acquired Fund. The statements of assets and liabilities and the schedules of investments fairly present the financial position of Acquiring Fund as of their date, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(f)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund or Merger Sub, threatened against Acquiring Fund or Merger Sub which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund or Merger Sub, other than as have been disclosed in the Prospectus (as defined below) or otherwise disclosed in writing to Acquired Fund.

(g)	Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2008 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date. Before the Closing Date, Acquiring Fund will advise Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2008, whether or not incurred in the ordinary course of business.

(h)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund or Merger Sub of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(i)	The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder and the proxy statement of Acquired Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders’ meeting referred to in Section 7(a) and at the Closing Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements thereto, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(j)	There are no material contracts outstanding to which Acquiring Fund or Merger Sub is a party, other than as will be disclosed in the Registration Statement or otherwise disclosed in writing to Acquired Fund.

(k)	All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(l)	For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”, has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code.

(m)	As of the Closing Date and the Effective Time, Acquiring Fund will have filed all federal, state, and other tax returns and reports which will have been required to be filed by Acquiring Fund and will have paid or will pay all federal, state and other taxes shown to be due on said returns or on any assessments received by Acquiring Fund, will have adequately provided for all tax liabilities on its books, and to the knowledge of Acquiring Fund, will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Closing Date and the Effective Time, Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(o)	The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund (except as set forth in the Registration Statement), and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(p)	All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time will be, owned by the Acquiring Fund, as sole member (the “Member”), and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for membership interests or voting securities of Merger Sub, and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into or exchangeable for membership interests or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.
6.	Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund and Merger Sub that (except as disclosed to Acquiring Fund and Merger Sub):
(a)	Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Acquired Fund is a closed-end company that has filed an election under the 1940 Act to be regulated as a business development company, and such election has not been revoked or rescinded and is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of their date, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Acquiring Fund.

(e)	Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2008 and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Closing Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2008, whether or not incurred in the ordinary course of business.

(f)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g)	The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders’ meeting referred to in Section 7(a) below and on the Closing Date, the Prospectus, as amended or supplemented by any amendments or supplements thereto, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, as such Registration Statement, Prospectus and Proxy Statement will be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(h)	There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Registration Statement or otherwise disclosed in writing to Acquiring Fund.

(i)	All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j)	For each taxable year of its operation (including the taxable year ending on the Effective Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”, has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code.

(k)	As of the Closing Date and the Effective Time, Acquired Fund has filed or will file all federal, state and other tax returns and reports which will have been required to be filed by Acquired Fund and will have paid or will pay all federal, state or other taxes shown to be due on said returns or on any assessments received by Acquired Fund, will have adequately provided for all tax liabilities on its books, and to the knowledge of Acquired Fund, will not have had any tax deficiency or liability asserted against it or any question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Closing Date and the Effective Time, Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l)	On the Closing Date, the Acquired Fund will have good and marketable title to all of its Investments (as defined below) and other assets to be held immediately prior to the Effective Time and Merger Sub will acquire good and marketable title thereto, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as previously disclosed to Acquiring Fund. As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2008, as supplemented with such changes as Acquired Fund makes in connection with its business as a business development company and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

7.	Covenants of the Acquired Fund and Acquiring Fund.
(a)	Acquired Fund agrees to call a meeting of its stockholders as soon as is practicable after the date hereof for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b)	Acquiring Fund has filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

(c)	As soon as reasonably practicable after the Effective Time, the Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will make a liquidating distribution of all of its assets to the Acquiring Fund, which will be Merger Sub’s sole member at such time.

(d)	Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s and, following the liquidating distribution referred to in paragraph (c) above, the Acquiring Fund’s title to and possession of all of the assets of the Acquired Fund and to otherwise carry out the intent and purpose of this Agreement.
8.	Conditions to Acquiring Fund’s and Merger Sub’s obligations.

The obligations of Acquiring Fund and Merger Sub hereunder are subject to the following conditions:
(a)	That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least a majority of the Directors of Acquired Fund (including a majority of those Directors who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding common shares of Acquired Fund, (iii) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) Acquiring Fund, as the sole Member of Merger Sub.

(b)	No demands for appraisal shall have been or none may still be made in accordance with DGCL Section 262, or if such demands for appraisal have been made or may still be made in accordance with Delaware law, the Boards of the Acquired Fund and Acquiring Fund have determined to continue the Reorganization notwithstanding such appraisals.

(c)	That Acquired Fund will have furnished to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer (or Assistant Treasurer) and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2008 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund or changes due to dividends paid or losses from operations.

(d)	That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Closing Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and

Treasurer (or Assistant Treasurer) certifying that as of the Valuation Date and as of the Closing Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(e)	That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)	That Acquiring Fund will have received an opinion of Ropes & Gray LLP and/or Morris, Nichols, Arsht & Tunnell LLP, dated the Closing Date, in form satisfactory to Acquiring Fund, to the effect that (i) Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, except as may be required by state securities or blue sky laws or where the failure to so qualify would not have a material adverse effect on the ability of Acquired Fund to consummate the transactions contemplated hereunder, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming due authorization, execution and delivery of this Agreement by Acquiring Fund and Merger Sub, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has the corporate power and authority to execute and deliver the Agreement and perform its obligations thereunder, and (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)	That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated as of the Closing Date (which opinion will be based upon certain factual representations and subject to certain qualifications) reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the Merger or Liquidation; (iii) the basis of the Assets (defined as all Investments and other assets of the Acquired Fund) in the hands of Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the Merger; (iv) the holding periods of the Assets in the hands of Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the Merger or Liquidation; (vi) no gain or loss will be recognized by Acquired Fund stockholders on the conversion of shares of Acquired Common Stock into Merger Shares (except to the extent an Acquired Fund stockholder receives cash in lieu of fractional Merger Shares); (vii) the aggregate basis of Merger Shares received by Acquired Fund stockholders will be the same as the aggregate basis of shares of Acquired Common Stock converted into such Merger Shares (except to the extent reduced by the portion of the adjusted basis in shares of Acquired Common Stock that is allocable to any fractional Merger Shares for which cash in lieu of such fractional Merger Shares is received); (viii) the holding periods of Merger Shares received by Acquired Fund stockholders will include the holding periods of shares of Acquired Common Stock converted into such Merger Shares, provided that at the time of the Merger, shares of Acquired Common Stock are held by such stockholders as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the transactions contemplated by this Agreement on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (1) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

(h)	That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Closing Date, may not properly acquire.

(i)	That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j)	That Acquiring Fund and Merger Sub will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k)	That all actions taken by or on behalf of Acquired Fund and Merger Sub in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquiring Fund, Merger Sub and Ropes & Gray LLP.

(l)	That, before the Closing Date, Acquired Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund’s investment interest excludable from gross income under Section 103(a) of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain (as defined in Section 1222 of the Code) realized (after reduction by any capital loss carryover), in each case for both the current taxable year of the Acquired Fund (which will end at the Effective Time) and immediately preceding taxable year of the Acquired Fund.

(m)	That Acquired Fund’s custodian will have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Date.

(n)	That Acquired Fund’s transfer agent will have provided to Acquiring Fund or its transfer agent (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Date and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder.

(o)	If at any time the Acquiring Fund and Merger Sub shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Company or Acquiring Fund the title to any property or right of the Acquired Fund, or otherwise to carry out the provisions hereof, the proper representatives of the Acquired Fund as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Company or Acquiring Fund, as the case may be, and otherwise to carry out the provisions hereof.

(p)	That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

(q)	The Acquiring Fund and the Acquired Fund will have received an opinion of Morris, Nichols, Arsht & Tunnell LLP in such form and addressing such matters as the Funds may mutually agree.
9.	Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder will be subject to the following conditions:
(a)	That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least a majority of the Directors of Acquired Fund (including a majority of those Directors who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding shares of Acquired Fund, (iii) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) Acquiring Fund, as the sole Member of Merger Sub.

(b)	No demands for appraisal shall have been or none may still be made in accordance with DGCL Section 262, or if such demands for appraisal have been made or may still be made in accordance with Delaware law, the Boards of the Acquired Fund and Acquiring Fund have determined to continue the Reorganization notwithstanding such demands.

(c)	That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s assets and liabilities, together with a list of portfolio holdings with values determined as provided in Section 2 of this Agreement, all as of the Valuation Date, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or Assistant Treasurer) and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of Acquiring Fund since December 31, 2008, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d)	That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Closing Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or Assistant Treasurer) certifying that as of the Valuation Date and as of the Closing Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That Acquired Fund will have received an opinion of Ropes & Gray LLP and/or Morris, Nichols, Arsht & Tunnell LLP, dated the Closing Date, in form satisfactory to Acquired Fund, to the effect that (i) Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction where it is not so qualified, except as may be required by state securities or blue sky laws or where the failure to so qualify would not have a material adverse effect on the ability of Acquiring Fund to consummate the transactions contemplated hereunder, (ii) Merger Sub is a limited liability company duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction where it is not so qualified, except as may be required by state securities or blue sky laws or where the failure to so qualify would not have a material adverse effect on the ability of Merger Sub to consummate the transactions contemplated hereunder, (iii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and Merger Sub, and, assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund and Merger Sub, (iv) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund (except as set forth in the Registration Statement) and no shareholder of Acquiring Fund has any preemptive right to purchase any such Merger Shares, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund or Merger Sub of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g)	That Acquired Fund will have received a Tax Opinion of Ropes & Gray LLP dated as of the Closing Date (the substance of which is described above in Section 8(g)) and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the transactions contemplated by this Agreement on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based on certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

(h)	That all proceedings taken by or on behalf of Acquiring Fund and Merger Sub in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i)	That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j)	That Acquired Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k)	That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

(l)	The Acquired Fund will have received an opinion of Morris, Nichols, Arsht & Tunnell LLP in such form and addressing such matters as the Funds may mutually agree.
10.	Indemnification.
(a)	Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact, to the extent based on or derived from documents provided by the Acquired Fund, contained in the Registration Statement, the Prospectus, the Proxy Statement or any

amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a) or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding and, if Acquired Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)	Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its directors and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact, to the extent based on or derived from documents provided by the Acquiring Fund, contained in the Registration Statement, the Prospectuses, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b) or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding and, if Acquiring Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.
11.	No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.	Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificates issued to such person a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO HIGHLAND CREDIT STRATEGIES FUND UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO HIGHLAND CREDIT STRATEGIES FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Closing Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

13.	Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14.	Sole agreement.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, and will be construed in accordance with and governed by the laws of the State of Delaware.

15.	Agreement and declaration of trust of Acquiring Fund.

Notice is hereby given that this instrument is adopted on behalf of Acquiring Fund’s trustees solely in their capacities as trustees, and not individually, and that Acquiring Fund’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property. Acquired Fund, in asserting any rights or claims under this Agreement, shall look only to Acquiring Fund’s property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

16.	Amendment.

The Acquired Fund and Acquiring Fund by consent of their respective Board of Directors/Trustees and the Merger Sub by consent of its sole Member, the Acquiring Fund, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time, including after it is approved by stockholders of the Acquired Fund, to the extent permitted by applicable law.

17.	Waiver.

At any time on or prior to the Exchange Date, the trustees/directors of the Acquired Fund and the Acquiring Fund or Acquiring Fund as sole Member of Merger Sub, after consultation with counsel, may waive any condition to a Fund’s or Merger Sub’s respective obligations hereunder if they have determined such waiver will not have a material adverse consequence to the stockholders/shareholders of either Fund or to Merger Sub.

18.	Termination.

This Agreement may be terminated and the transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the stockholders of the Acquired Fund, by action of the Board of Directors/Trustees of either Fund, if the applicable Board for such Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Fund or its shareholders or if demands for appraisal have been made or may still be made in accordance with Delaware law.

19.	Miscellaneous.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, Acquiring Fund and Acquired Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Trustees and Directors, as applicable, have each caused this Agreement to be executed as of the date first written above by a duly authorized officer.

HIGHLAND CREDIT STRATEGIES FUND

By:
Name:	R. Joseph Dougherty
Title:	President

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

By:

Name:	James D. Dondero
Title:	President

IN WITNESS WHEREOF, Merger Sub, pursuant to approval and authorization duly given by its sole Member has caused this Agreement to be executed by it sole Member as of the date first written above.

HCF ACQUISITION LLC

By:	HIGHLAND CREDIT STRATEGIES FUND, the sole Member of HCF Acquisition LLC

By:
	Name:	M. Jason Blackburn
	Title:	Treasurer

SUPPLEMENT DATED APRIL 22, 2009
TO THE
STATEMENT OF ADDITIONAL INFORMATION
RELATING TO REORGANIZATION OF
HIGHLAND DISTRESSED OPPORTUNITIES, INC.
INTO
HIGHLAND CREDIT STRATEGIES FUND
dated March 5, 2009
     The following information supplements the Statement of Additional Information, dated March 5, 2009 (the “SAI”), relating to the reorganization of Highland Distressed Opportunities, Inc. (the “Acquired Fund”) into Highland Credit Strategies Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) pursuant to an Agreement and Plan of Merger and Liquidation (the “Agreement”).
     As described on the cover page of the SAI, the Agreement provides for the merger of Acquired Fund with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company that is a wholly owned subsidiary of the Acquiring Fund (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares). Promptly, rather than immediately, after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). It is expected that the liquidation and dissolution of Merger Sub will occur promptly after the effective time of the Merger. As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Acquiring Fund.
     The table under the section titled “Management of the Funds — Board of Trustees” on pages 11-12 of the SAI is updated to reflect that as of the date of this supplement the number of portfolios in the Highland Fund Complex overseen by the trustees is seven (7).
     THIS SUPPLEMENT TO THE SAI IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT/PROSPECTUS, AS SUPPLEMENTED AND THE SAI. A copy of the Proxy Statement/Prospectus, as supplemented, may be obtained, without charge, by writing to Highland Funds, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 or by calling 1-877-247-1888. You may also obtain a copy of the Proxy Statement/Prospectus, as supplemented, on the SEC’s web site at (http://www.sec.gov).

Highland Distressed Opportunities, Inc. Proxy for the Special Meeting of Stockholders To be held on May 27, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned, revoking any previously executed proxies, hereby appoints R. Joseph Dougherty and M. Jason Blackburn, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the Special Meeting of Stockholders of Highland Distressed Opportunities, Inc. to be held at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240, on May 27, 2009, at 8:00 a.m. Central Time, and at any and all adjournments or postponements thereof.
Receipt of the Notice of Special Meeting of Stockholders dated April 22, 2009 and the accompanying Proxy Statement/Prospectus dated March 5, 2009 and supplement thereto dated April 22, 2009, which describes the matters to be considered and voted on, is hereby acknowledged.

YOUR VOTE IS IMPORTANT. SPECIFY YOUR DESIRED ACTION BY CHECK MARKS IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGEMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
Highland Distressed Opportunities, Inc.
Special Meeting of Stockholders – May 27, 2009

Vote by Phone, by Mail or by Fax!

CALL:
To vote your proxy by phone, call 1-866-387-9392 and provide the control number found on the reverse side of this proxy card. Representatives are available to assist you Monday – Friday 9 a.m. to 10 p.m. Eastern Time.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

FAX:	To vote by fax, please fax your ballot to 1-888-810-3042 (no cover page is needed).
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Signature and Titles, if applicable	Date

Signature (Joint Owners)	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

Highland Distressed Opportunities, Inc.

CONTROL NUMBER

PLEASE VOTE YOUR PROXY TODAY!
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HIGHLAND DISTRESSED OPPORTUNITIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW, OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF HIGHLAND DISTRESSED OPPORTUNITIES, INC. RECOMMENDS A VOTE FOR THE PROPOSAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

(1)
A proposal to approve an Agreement and Plan of Merger and Liquidation among Highland Distressed Opportunities, Inc. (the “Acquired Fund”), Highland Credit Strategies Fund (the “Acquiring Fund”) and HCF Acquisition LLC, a wholly owned subsidiary of the Acquiring Fund (“Merger Sub”), pursuant to which the Acquired Fund will merge with and into Merger Sub (the “Merger”) with Merger Sub being the surviving entity and the common stockholders of Acquired Fund receiving shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares); promptly after the Merger, Merger Sub will distribute its assets to Acquiring Fund and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). Immediately after the Reorganization, the Acquired Fund will withdraw its election to be regulated as a business development company (by approving the Reorganization, a stockholder is also approving this withdrawal).

FOR	AGAINST	ABSTAIN

☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)